SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 15, 2020

VARIAN MEDICAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 493-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 par value	VAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transaction period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 15, 2020, Varian Medical Systems, Inc., a Delaware corporation (“Varian”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of August 2, 2020 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Siemens Healthineers Holding I GmbH (“Siemens Healthineers Holding”), a wholly owned subsidiary of Siemens Healthineers AG (“Siemens Healthineers Parent”), Falcon Sub Inc., a direct wholly owned subsidiary of Siemens Healthineers Holding (“Merger Sub”) and, with respect to certain provisions, Siemens Medical Solutions USA, Inc., pursuant to which Merger Sub will be merged with and into Varian (the “Merger”), with Varian surviving the merger as a wholly owned subsidiary of Siemens Healthineers Holding and an indirect wholly owned subsidiary of Siemens Healthineers Parent.

As of September 8, 2020, the record date for the Special Meeting, there were 91,161,341 shares of common stock, par value $1 per share, of Varian (“Common Stock”), outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the beginning of the Special Meeting, a total of 68,329,138 shares of Common Stock, representing approximately 74.95% of the outstanding shares issued and outstanding and entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1)	the proposal to approve and adopt the Merger Agreement;

(2)

the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve and adopt the Merger Agreement if there are not sufficient votes at the time of such adjournment to approve and adopt the Merger Agreement; and

(3)

the proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid or become payable to Varian’s named executive officers that is based on or otherwise relates to the Merger.

The first and second proposals were approved by the requisite vote of Varian’s stockholders, and the third proposal was not approved by the requisite vote of Varian’s stockholders. The final voting results for each proposal are described below. For more information on each of these proposals, see Varian’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 14, 2020.

1.	Proposal to approve and adopt the Merger Agreement:

For	Against	Abstain
66,572,983	923,281	858,088

2.

Proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve and adopt the Merger Agreement if there are not sufficient votes at the time of such adjournment to approve and adopt the Merger Agreement:

For	Against	Abstain
61,558,282	5,916,326	879,744

3.

Proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid or become payable to Varian’s named executive officers that is based on or otherwise relates to the Merger:

For	Against	Abstain
8,657,588	58,663,984	1,032,780

Pursuant to the terms of the Merger Agreement, the completion of the Merger remains subject to various customary conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; receipt of specified regulatory approvals; receipt of the approval of the Committee on Foreign Investment in the United States; the absence of any newly enacted law, injunction or order prohibiting the Merger; the accuracy of the representations and warranties contained in the Merger Agreement (generally subject to a material adverse effect qualification); compliance in all material respects with the covenants and agreements in the Merger Agreement; and absence of a Company Material Adverse Effect (as defined in the Merger Agreement) on Varian since the date of the Merger Agreement that is continuing. As of the date of this report, Varian continues to expect to complete the Merger in the first half of calendar year 2021.

Item 8.01	Other Events.

On October 15, 2020, Varian issued a press release announcing the preliminary results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated October 15, 2020.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

Except for historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning Varian’s future orders and the anticipated impact of the COVID-19 pandemic on Varian’s business; and any statements using the terms “could,” “believe,” “expect,” “promising,” “outlook,” “should,” “well-positioned,” “will” or similar statements are forward-looking statements that involve risks and uncertainties that could cause Varian’s actual results to differ materially from those anticipated. Such risks and uncertainties include: (1) the future impact of the COVID-19 pandemic on Varian’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Varian’s financial results and condition; (2) Varian’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) Varian’s ability to achieve expected synergies from acquisitions; (4) risks associated with integrating recent acquisitions; (5) global economic conditions and changes to trends for cancer treatment regionally; (6) currency exchange rates and tax rates; (7) the impact of the Tax Cuts and Jobs Act; (8) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (9) recent and potential future tariffs or a global trade war; (10) demand for and delays in delivery of Varian’s products; (11) Varian’s ability to develop, commercialize and deploy new products; (12) Varian’s ability to meet Food and Drug Administration (FDA) and other regulatory requirements, regulations or procedures; (13) changes in regulatory environments; (14) risks associated with Varian providing financing for the construction and start-up operations of particle therapy centers, challenges associated with commercializing Varian’s Proton Solutions business; (15) challenges to public tender awards and the loss of such awards or other orders; (16) the effect of adverse publicity; (17) Varian’s reliance on sole or limited-source suppliers; (18) Varian’s ability to maintain or increase margins; (19) the impact of competitive products and pricing; (20) the potential loss of key distributors or key personnel; (21) challenges related to entering into new business lines; (22) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; (23) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the transaction; (24) risks related to disruption of management’s attention from Varian’s ongoing business operations due to the transaction; (25) the effect of the announcement of the transaction on the ability of Varian to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (26) the ability to meet expectations regarding the timing and completion of the transaction; (27) risks associated with transaction-related litigation; and (28) the other risks listed from time to time in Varian’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Varian’s Annual Report on Form 10-K for the year ended September 27, 2019 and subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q filed with the SEC. Varian assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2020

VARIAN MEDICAL SYSTEMS, INC.

By:	/s/ Michael D. Hutchinson
Name:	Michael D. Hutchinson
Title:	SVP, Chief Legal Officer, Corporate Secretary